Collateral Assignment of Deposit                                 [WACHOVIA LOGO]

Primary Borrower:  American Consumers, Inc.        Acct. No.:   XX XXX XXX XXX X

     The undersigned, American Consumers, Inc. (hereinafter collectively and/or individually referred to as "Pledgor") for value received and in consideration of extensions of credit as may from time to time be made by Wachovia Bank, N.A., a national banking association (hereinafter referred to as "Lender"), to Pledgor, either directly or indirectly, and/or American Consumers, Inc. (hereinafter collectively and/or individually referred to as "Borrower"), and to secure any existing or future indebtedness, liability or obligation whatsoever of Pledgor and/or Borrower to Lender, whether absolute or contingent, and whether incurred as principal, maker, endorser, surety, account party or otherwise (hereinafter collectively referred to as the "Obligations"), Pledgor hereby pledges, transfers, sets over, assigns and conveys to Lender, and grants Lender a security interest in and on Certificate of Deposit account number XXXXXXX standing in the Pledgor's name on the books of Wachovia Bank, N.A. (hereinafter referred to as "Financial Institution") and all Pledgor's right, title, equity and interest therein, including, without limitation, all interest now or hereafter accruing thereon, together with any renewals, replacements and/or substitutions thereof, or any portion thereof and any deposits hereafter made therein or in any renewals, replacements and/or substitutions thereof and any and all proceeds of the foregoing (hereinafter collectively referred to as the "Collateral"). Notwithstanding anything to the contrary contained herein, the Collateral shall not secure such Obligations of Pledgor and Borrower to Lender that are (i) subject to, the disclosure requirements of the Truth in Lending Act and Federal Reserve Board Regulation Z or (ii) that are extended for personal, family or household purposes and are subject to any state consumer protection laws, or (iii) that are subject to the limitations specified in North Carolina General Statutes Section 24-11, as amended from time to time, unless specified to the contrary on the appropriate evidence of the Obligations. Pledgor hereby irrevocably constitutes and appoints Lender its attorney in fact to transfer said Collateral on the books of the Financial Institution, with full power of substitution and transfer, including full power and authority to demand and receive such Collateral, or to transfer it into Lender's name. As used herein, the term "Obligor" shall mean any endorser, surety or guarantor of the Obligations.

     Pledgor agrees that all or any part of the Collateral, including any interest accrued thereon, may be redeemed, appropriated and applied to the payment of the Obligations (even if such application and redemption shall result in a penalty for early withdrawal), whether or not the Obligations or any part thereof is due or payable.

     In the event a Borrower is named in the first paragraph, Pledgor consents that, at any time, and from time to time, either with or without consideration, the whole or any part of any security now or hereafter held for any Obligations may be exchanged, compromised, or surrendered; the time or place of payment of any Obligations or of any security thereof may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; Borrower may be granted indulgences generally; any of the provisions of any note or other instrument evidencing any Obligations or any security therefor may be modified or waived; any party liable for the payment thereof may be granted indulgences or released; the death, termination of existence, bankruptcy, insolvency, incapacity, lack of authority or disability of Borrower or any Obligor shall not affect the obligations of Pledgor hereunder and no claim need be asserted against the personal representative, guardian, custodian, trustee or debtor in bankruptcy or receiver of any deceased, incompetent, bankrupt or insolvent Borrower or Obligor; any deposit balance to the credit of Borrower, Obligor or any party liable upon any security therefor may be released, in whole or in part, at, before and/or after the stated, extended or accelerated maturity of any Obligations; and Lender may release, discharge, compromise or enter into any accord and satisfaction with respect to any collateral for the Obligations, or the liability of Borrower or Obligor, all without notice to or further assent by Pledgor, who shall remain bound hereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence, release, discharge or accord and satisfaction. Further, Pledgor expressly waives: (i) notice of acceptance of this Agreement and all extensions or renewals of credit or other financial accommodations to Borrower; (ii) presentment and demand for payment of any of the Obligations; (iii) protest and notice of dishonor or of default to Borrower, Obligor or to any other party with respect to any of the Obligations or with respect to any security therefor; (iv) any invalidity or disability in whole or in part at the time of the acceptance of, or at any time with respect to, any security for the Obligations or with respect to any party primarily or secondarily liable for the payment of the Obligations to Lender; (v) the fact that any security for the Obligations may at any time or from time to time be in default or be inaccurately estimated or may deteriorate in value for any cause whatsoever; (vi) any diligence in the creation or perfection of a security interest or collection or protection of or realization upon the Obligations or any security therefor, any liability hereunder, or any party primarily or secondarily liable for the Obligations or any lack of commercial reasonableness in dealing with any security for the Obligations; (vii) any duty or obligation on the part of Lender to ascertain the extent or nature of any security for the Obligations, or any insurance or other rights respecting such security, or the liability of any party primarily or secondarily liable for the Obligations, or to take any steps or action to safeguard, protect, handle, obtain or convey information respecting, or otherwise follow in any manner, any such security, insurance or other rights; (viii) any duty or obligation of Lender to proceed to collect the Obligations from, or to commence an action against, Borrower, Obligor, or any other person, or to resort to any security or to any balance of any deposit account or credit on the books of Lender in favor of Borrower, Obligor, or any other person, despite any notice or request of Pledgor to do so; (ix) any rights of Pledgor, if any, pursuant to Official Code of Georgia Section 10-7-24 if Georgia law is applicable to this Agreement or North Carolina General Statutes Section 26-7 if North Carolina law is applicable to this Agreement or any similar or subsequent law or Sections 49-25 and 49-26 of the Code of Virginia (1950) if Virginia law is applicable to this Agreement or any similar or subsequent law; (x) to the extent not prohibited by law, all rights of redemption, stay, appraisal, or rights which would deny Lender a deficiency judgment which Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted; (xi) except as otherwise expressly provided herein, all other notices to which Pledgor might otherwise be entitled; (xii) any defense as to invalidity or unenforceability of any Obligation; (xiii) all rights of subrogation, indemnity, reimbursement or other claims against Borrower and all rights of recourse against any property of Borrower arising out of or related to any application of the proceeds of the Collateral to reduce the amount owing by Borrower under the Obligations; and (xiv) any other legal or equitable defenses whatsoever to which Pledgor might otherwise be entitled. In addition, Pledgor hereby agrees and acknowledges that Lender, Borrower and Obligor have not made any representations or warranties with respect to: (i) Borrower or Obligor or the financial condition or solvency of Borrower or Obligor, or (ii) the value or nature of any collateral in which the Lender may have been granted a security interest.

     This Collateral Assignment shall be in full force and effect until all of the Obligations to Lender have been indefeasibly paid in full and such payments are no longer subject to rescission, recovery or repayment upon the bankruptcy, insolvency, reorganization, moratorium, receivership or similar proceeding affecting Pledgor, Borrower or Obligor, and Lender shall not be obligated to extend any further Obligations and has terminated this Assignment in writing.

     This Collateral Assignment shall be governed by and construed and interpreted in accordance with the laws of the State of Georgia and any applicable federal law.

     IN WITNESS WHEREOF, the Pledgor has caused this Collateral Assignment to be executed under seal this 16th day of November, 1998.

If Pledgor is a corporation:                   American Consumers. Inc.
                                               ---------------------------------
                                                Name of Corporation
(Corporate Seal to be affixed here)

Attest:  -----------------------------         By: /s/ Michael A. Richardson
         Secretary/Assistant Secretary         ---------------------------------
                                                       Michael A. Richardson
                                               Title:  President
                                                       -------------------------


If Pledgor is a partnership:                                              (SEAL)
                                               ---------------------------
                                               Name of Partnership

                                               By:
                                                   -----------------------------
                                                       General Partner

                                               By:
                                                   -----------------------------
                                                       General Partner

If Pledgor is an individual/sole proprietor:

                                                                          (SEAL)

--------------------------------------         ---------------------------------
PLEDGOR'S Social Security Number                     Signature

                                                                          (SEAL)
--------------------------------------         ---------------------------------
PLEDGOR'S Social Security Number                     Signature

                          ACKNOWLEDGEMENT OF ASSIGNMENT

     The Undersigned consents to, acknowledges and accepts service of the above and foregoing assignment, and agrees to make payments to Wachovia Bank, N.A., in accordance with the terms of said assignment, and the undersigned recognizes and accepts the above assignment as valid and binding upon the undersigned notwithstanding any term or language to the contrary specified on or governing the Collateral including, but not limited to, any statement of non-transferability. In addition, the undersigned (if other than Wachovia Bank, N.A.) waives all claims, charges and or rights it has or may hereafter have against the Collateral, including, but not limited to, any statutory or contractual right or claim of offset or lien resulting from any transaction which involves the Collateral or which arises out of any relationship that the undersigned has or may hereafter have with any owner of the Collateral.

     The value of said account on the undersigned's books as of _____________________________________, is $_____________________________ and
there have been no withdrawals since that date. The undersigned's records do not disclose any liens or claims of any kind against said account except __________________________________. This __________ day of
________________________, ____________.



                                By:  _____________________________________(SEAL)

                                Title:_____________________________________


                                By:  _____________________________________(SEAL)

                                Title:_____________________________________


                              RELEASE OF ASSIGNMENT

The foregoing assignment is hereby released as of the ________ day of ___________________, ________.

                                       Wachovia Bank, N.A.

                                 By:____________________________________________

                                 Title:_________________________________________

Collateral Substitution                                          [WACHOVIA LOGO]
Agreement

                                                          Date November 16, 1998


For the purposes of this Agreement, the term "Pledgor," shall mean the party or parties who own and have pledged the collateral referenced herein to secure the indebtedness referenced below. If Pledgor is not the Borrower, then the Borrower must also evidence this Agreement through his signature below.

     This Collateral Substitution Agreement entered into by and between American Consumers, Inc. (hereinafter the "Pledgor") and Wachovia Bank, N.A. (hereinafter the "Lender").

     WHEREAS, Pledgor and/or Borrower did on the 5th day of December, 1997, execute and deliver to Lender a promissory note in the original Principal amount of Eight Hundred Thousand and 00/100 -- dollars, maturing on _________________ (hereinafter the "Note") secured by certain collateral, a portion of which is as follows:

         Certificate of Deposit #XXXXXXX

(hereinafter the "Collateral"); and

     WHEREAS, Pledgor and Borrower now request that Lender release said Collateral and that the following property be substituted in its place:
Certificate of Deposit #XXXXXXX (hereinafter the "New Collateral").

     NOW THEREFORE, in consideration of $1.00 in hand paid by the Pledgor to the Lender, receipt of which is hereby acknowledged, and in further consideration of the mutual covenants and agreements between the parties hereto, it is agreed that:

     1. The Collateral will be released upon delivery by Pledgor to Lender of the New Collateral, which is substituted in the place and stead of the originally pledged collateral.

     2. The New Collateral is the Pledgor's property and title to it is vested in Pledgor and Pledgor makes the same representations as to the New Collateral as if it had been originally pledged as security for payment of the Note and the New Collateral is and shall be subject to each and every term and condition of the Note and of any security agreement executed in connection therewith, if applicable, as if the New Collateral had been pledged had been pledged as security for the payment of the Note at the time of its execution and delivery.

     3. Pledgor will sign such financing statement or statements or other documents, in form satisfactory to Lender, which Lender may at any time wish to file in order to perfect or maintain perfection of its security interest in the New Collateral or any other property at any time hereafter pledged by Pledgor to Lender and shall reimburse Lender for the costs of filing same. Pledgor will execute and/or deliver to Lender any instrument, invoice, document, assignment, receipt or other writing or do such other acts which may be necessary or appropriate, in the sole judgement of Lender, to carry out the terms of this Agreement, and to perfect its security interest in and facilitate the collection of the New Collateral, the proceeds thereof, and any other property constituting security to Lender.

     IN WITNESS WHEREOF, Pledgor, Borrower (if Pledgor and Borrower are not one and the same) and Lender have caused this Agreement to be signed and sealed, as of the day and year first above written.



                      Execution continues on reverse side.

                         Pledgor:  /s/ Michael A. Richardson, President   (SEAL)
                                   ------------------------------------
                                  American Consumers, Inc.

                         Pledgor:                                         (SEAL)
                                  ----------------------------------------

                         Borrower:                                        (SEAL)
                                  ----------------------------------------


                         Borrower:                                        (SEAL)
                                  ----------------------------------------

                         Wachovia Bank, N.A.


                         By:  /s/ Gary E. Brown                           (SEAL)
                              --------------------------------------------
                                  Gary E. Brown
                         Title:  Assistant Vice President                 (SEAL)
                              --------------------------------------------


For Bank Use Only:

Please Print:

Bank Name        Gary E. Brown         Banker Phone Number  706-275-8222
          ----------------------------                      --------------------
Banker Number      XXXXX               Banker Fax Number    706-272-7029
              ------------------------                      --------------------
Account Number    XXX XXX XXX XXX X    Decisioning Lender Number
              ------------------------                 (VA Only)
Borrower(s)   American Consumers, Inc.                           ---------------
              ------------------------